UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) October 1, 2005

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 800-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of October 1, 2005, the board of directors of The First American Corporation elected George L. Argyros as a director of the corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of October 1, 2005, the corporation’s board of directors amended Section 2 of Article III of the corporation’s bylaws to increase the specified number of directors from thirteen (13) to fourteen (14), thus creating the vacancy filled by Mr. Argyros, as described in Item 5.02.

The resolution of the board of directors amending the bylaws is attached as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date: October 6, 2005	By:	/s/ Kenneth D. DeGiorgio
	Name:	Kenneth D. DeGiorgio
	Title:	Senior Vice President and General Counsel